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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 26, 2003




                           DELTA AND PINE LAND COMPANY

             (Exact name of registrant as specified in its charter)

          Delaware                                  62-1040440
(State or other jurisdiction) (IRS employer of incorporation identification No.)
                                    000-21788
                            (Commission file number)

                    One Cotton Row, Scott, Mississippi 38772
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (662) 742-4000

Item 5. Other Events and Regulation FD Disclosure.

On March 26, 2003, Delta and Pine Land Company issued a press release reporting its results of operations and financial condition for the second quarter and six months ended February 28, 2003.



Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.


Exhibit No.                              Description
-----------                              -----------

99.1                                     Press Release dated March 26, 2003.



























                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DELTA AND PINE LAND COMPANY


Date:     March 26, 2003             /s/ R. D. Greene_______________________
                                     R. D. Greene,
                                     Vice President - Finance, Treasurer and
                                     Assistant Secretary